--------------------------------------------------------------------------------

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                                  SMITH BARNEY
                               TELECOMMUNICATIONS
                                   INCOME FUND
       ------------------------------------------------------------------

                       SEMI-ANNUAL REPORT | JUNE 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

       ------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
       ------------------------------------------------------------------

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

Dear Shareholder,

                [PHOTO OMITTED]              [PHOTO OMITTED]

                Heath B.                     Robert E.
                McLendon                     Swab

                Chairman                     Vice President and
                                             Investment Officer

Enclosed herein is the semi-annual report for the period ended June 30, 2002 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2002 the Fund returned a negative 30.64%. In comparison, the Lipper Inc. ("Lipper")(1) peer group average of all telecommunications funds returned a negative 39.74% for the same period. Past performance is not indicative of future results.

The past six months' performance, as in previous years, was greatly influenced by the Fund's holdings in the Regional Bell Operating Companies (RBOCs), currently 76.53% of the Fund's assets. In addition, continued stock market weakness over the past six months again adversely impacted the Fund's performance.

Investment Objective

The Fund seeks current income, with long-term growth of capital as a secondary objective.

Portfolio Manager Market Overview

The telecommunications service sector continued to struggle as concerns regarding the future growth of the industry pressured the stocks of these companies. During the 1990's we saw many of the service providers consolidate and ramp up network spending in anticipation of a pick up in demand from the end-market. Unfortunately, we feel expectations were too high, as pricing pressures intensified and competition increased significantly. The subsequent

----------
(1) Lipper is an independent mutual fund-tracking organization. The return is calculated among 49 funds in the Lipper telecommunications funds category with investment dividends and capital gains excluding sales charges.


1   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders
slowing in growth the past two years has pressured operating margins and, in our opinion, has heightened concerns regarding the ability for some of these companies to meet debt obligations. In addition, the latest high-profile accounting issues affecting many companies have not restored investor confidence in the group. In our view it appears as if the telecommunication service companies, including the RBOCs, have shifted their focus from growth initiatives to preservation of cash and debt reduction. These "restructuring" efforts include cutting staff, capital spending and certain services as well as adjusting dividend policies. We feel these efforts may improve the companies' finances and regain investor confidence.

Portfolio Manager Market Outlook

We continue to believe those telecommunication service providers that focus their business models to include new broadband, the Internet, and data and wireless services may prosper in the long-term. We are encouraged by the industry's recent restructuring efforts. However we recognize that near-term conditions will remain difficult. In our opinion, the RBOCs remain strong financially relative to other service providers. In addition, we expect them to break out of their current malaise given their considerable market scale and their long-term strategy of pursuing other growth areas such as data and wireless.

Thank you for investing in the Smith Barney Telecommunications Income Fund. We are grateful for your continued confidence and our ongoing relationship.

Sincerely,


/s/ Heath B. McLendon                 /s/ Robert E. Swab

Heath B. McLendon                         Robert E. Swab
Chairman                                  Vice President and
                                          Investment Officer

July 26, 2002

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. The views expressed are those of the portfolio manager and may differ from those of other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to page 5 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


2   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                    Net Asset Value
                ----------------------
                Beginning       End        Income     Capital Gain      Total
Period Ended    of Period    of Period    Dividends   Distributions   Returns(1)
================================================================================
6/30/02          $ 67.07      $ 46.16      $ 0.41        $  0.00      (30.64)%++
--------------------------------------------------------------------------------
12/31/01          128.84        67.07        0.90          31.90      (23.92)
--------------------------------------------------------------------------------
12/31/00          177.27       128.84        1.49          25.64      (12.24)
--------------------------------------------------------------------------------
12/31/99          176.20       177.27        1.78          18.13       12.18
--------------------------------------------------------------------------------
12/31/98          134.06       176.20        2.22          22.08       53.72
--------------------------------------------------------------------------------
12/31/97          104.62       134.06        2.83          13.61       45.11
--------------------------------------------------------------------------------
12/31/96          119.69       104.62        3.12           9.72       (1.45)
--------------------------------------------------------------------------------
12/31/95           95.62       119.69        3.58          11.50       42.93
--------------------------------------------------------------------------------
12/31/94          107.62        95.62        4.05           6.06       (1.83)
--------------------------------------------------------------------------------
12/31/93          102.67       107.62        4.42           6.87       16.00
--------------------------------------------------------------------------------
12/31/92          110.75       102.67        4.55          15.23       10.89
================================================================================
Total                                      $29.35        $160.74
================================================================================
It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

================================================================================
Average Annual Total Returns+
================================================================================

Six Months Ended 6/30/02++                                              (30.64)%
--------------------------------------------------------------------------------
Year Ended 6/30/02                                                      (37.75)
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                 (0.33)
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                   7.59
--------------------------------------------------------------------------------
1/1/84* through 6/30/02                                                  11.61
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

6/30/92 through 6/30/02                                               107.82%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


3   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                         Growth of $10,000 Invested in
              the Smith Barney Telecommunications Income Fund vs.
                                 S&P 500 Index+

--------------------------------------------------------------------------------

                             June 1992 -- June 2002

  [The following table was depicted as a line chart in the printed material.]

                         Smith Barney
                      Telecommunications               S&P
                         Income Fund                500 Index
                         -----------                ---------

 6/92                       10000                     10000
12/92                       11179                     10834
12/93                       12968                     11923
12/94                       12731                     12080
12/95                       18196                     16614
12/96                       17933                     20426
12/97                       26022                     27245
12/98                       40002                     35075
12/99                       44875                     42452
12/00                       39384                     38588
12/01                       29963                     34004
 6/02                       20782                     29533

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on June 30, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Past performance is not indicative of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


4   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                June 30, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 100%
Cellular Communications -- 19.5%
  300,000     Vodafone Group PLC, Sponsored ADR                       $4,095,000
--------------------------------------------------------------------------------
Telephone -- 80.5%
  170,000   BellSouth Corp.                                            5,355,000
  250,000   Qwest Communications International Inc.*                     700,000
  170,000   SBC Communications Inc.                                    5,185,000
  140,000   Verizon Communications Inc.                                5,621,000
--------------------------------------------------------------------------------
                                                                      16,861,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $4,602,288)                                     $20,956,000
================================================================================

* Non-income producing security.

                       See Notes to Financial Statements.


5   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 2002
================================================================================

ASSETS:
  Investments, at value (Cost -- $4,602,288)                         $20,956,000
  Receivable for securities sold                                         588,382
  Dividends and interest receivable                                       32,832
--------------------------------------------------------------------------------
  Total Assets                                                        21,577,214
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                        348,728
  Payable for Fund shares purchased                                       44,893
  Dividends payable                                                       37,977
  Investment advisory fee payable                                         10,237
  Administration fee payable                                               2,016
  Accrued expenses                                                        18,459
--------------------------------------------------------------------------------
  Total Liabilities                                                      462,310
--------------------------------------------------------------------------------
Total Net Assets                                                     $21,114,904
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                         $       457
  Undistributed net investment income                                     15,050
  Accumulated net realized gain from security transactions             4,745,685
  Net unrealized appreciation of investments                          16,353,712
--------------------------------------------------------------------------------
Total Net Assets                                                     $21,114,904
================================================================================
Shares Outstanding                                                       457,408
--------------------------------------------------------------------------------
Net Asset Value                                                      $     46.16
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


6   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
  Dividends                                                        $    348,260
  Interest                                                                3,306
  Less: Foreign withholding tax                                          (3,547)
-------------------------------------------------------------------------------
  Total Investment Income                                               348,019
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                       78,243
  Administration fee (Note 2)                                            28,452
  Shareholder and system servicing fees                                  12,352
  Trustees' fees                                                         11,255
  Audit and legal                                                         7,481
  Shareholder communications                                              3,000
  Custody fees                                                            2,000
  Other                                                                   1,335
-------------------------------------------------------------------------------
  Total Expenses                                                        144,118
-------------------------------------------------------------------------------
Net Investment Income                                                   203,901
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
(excluding short-term securities):
    Proceeds from sales                                               4,524,107
    Cost of securities sold                                             686,250
-------------------------------------------------------------------------------
  Net Realized Gain                                                   3,837,857
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From Investments:
    Beginning of period                                              30,822,973
    End of period                                                    16,353,712
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (14,469,261)
-------------------------------------------------------------------------------
Net Loss on Investments                                             (10,631,404)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(10,427,503)
================================================================================

                       See Notes to Financial Statements.


7   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                       2002            2001
===============================================================================================
OPERATIONS:
  Net investment income                                            $    203,901    $    475,325
  Net realized gain++                                                 3,837,857      12,163,758
  Decrease in net unrealized appreciation                           (14,469,261)    (27,996,097)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                            (10,427,503)    (15,357,014)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (201,605)       (460,390)
  Net realized gains                                                         --     (15,776,479)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                      (201,605)    (16,236,869)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net asset value of shares issued for reinvestment of dividends        108,870       8,431,635
  Cost of shares reacquired                                          (4,574,441)    (10,410,514)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                (4,465,571)     (1,978,879)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (15,094,679)    (33,572,762)

NET ASSETS:
  Beginning of period                                                36,209,583      69,782,345
-----------------------------------------------------------------------------------------------
  End of period*                                                   $ 21,114,904    $ 36,209,583
===============================================================================================
* Includes undistributed net investment income of:                 $     15,050    $     12,754
===============================================================================================

++ Net realized gains for Federal income taxes are $12,661,096 for the year ended December 31, 2001.

                       See Notes to Financial Statements.


8   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at current quoted bid prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


9   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFMan investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the six months ended June 30, 2002, the Fund paid transfer agent fees of $4,114 to TB&T.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                 $4,524,107
================================================================================

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 16,845,250
Gross unrealized depreciation                                          (491,538)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 16,353,712
================================================================================


10   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

6. Shares of Beneficial Interest

At June 30, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                    Six Months Ended            Year Ended
                                      June 30, 2002          December 31, 2001
================================================================================
Shares issued on reinvestment             2,035                   107,702
Shares reacquired                       (84,509)                 (109,423)
--------------------------------------------------------------------------------
Net Decrease                            (82,474)                   (1,721)
================================================================================


11   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7.   Concentration of Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


12   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                               2002(1)         2001         2000         1999         1998         1997
=========================================================================================================
Net Asset Value,
  Beginning of Period        $  67.07       $ 128.84     $ 177.27     $ 176.20     $ 134.06     $ 104.62
---------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income          0.42           0.93         1.50         1.74         2.26         2.83
  Net realized and
    unrealized gain (loss)     (20.92)        (29.90)      (22.80)       19.24        64.18        43.05
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                   (20.50)        (28.97)      (21.30)       20.98        66.44        45.88
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.41)         (0.90)       (1.49)       (1.78)       (2.22)       (2.83)
  Net realized gains               --         (31.90)      (25.64)      (18.13)      (22.08)      (13.61)
---------------------------------------------------------------------------------------------------------
Total Distributions             (0.41)        (32.80)       27.13       (19.91)      (24.30)      (16.44)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $  46.16       $  67.07     $ 128.84     $ 177.27     $ 176.20     $ 134.06
---------------------------------------------------------------------------------------------------------
Total Return                   (30.64)%++     (23.92)%     (12.24)%      12.18%       53.72%       45.11%
---------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)   $     21       $     36     $     70     $     97     $     96     $     73
---------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                       1.02%+         0.99%        0.90%        0.89%        0.89%        0.92%
  Net investment income          1.44+          0.88         0.92         0.92         1.51         2.35
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             0%             2%           3%           0%           0%           0%
=========================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


13   Smith Barney Telecommunications Income Fund |
                                         2002 Semi-Annual Report to Shareholders
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--------------------------------------------------------------------------------
   SMITH BARNEY
TELECOMMUNICATIONS
    INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken
Frank Hubbard

Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President
and Chief
Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Telecommunications Trust -- Smith Barney Telecommunications Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY
TELECOMMUNICATIONS INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0412 8/02                                                              02-3641